2010 Credit Suisse Energy Summit
February 2, 2010
Investor Relations | Norelle Lundy, Vice President | Laura Hrehor, Senior Director | 713-507-6466 | ir@dynegy.com

• This presentation contains statements reflecting assumptions, expectations, projections, intentions or beliefs about future events that are intended as “forward-looking statements.” You can identify these statements, including those relating to Dynegy’s 2009 and 2010 financial estimates, by the fact that they do not relate strictly to historical or current facts. Management cautions that any or all of Dynegy’s forward-looking statements may turn out to be wrong. Please read Dynegy’s annual, quarterly and current reports under the
 Securities Exchange Act of 1934, including its 2008 Form 10-K, as supplemented, and first, second and third quarter 2009 Forms 10-Q for additional information about the risks, uncertainties and other factors affecting these forward-looking statements and Dynegy generally. Dynegy’s actual future results may vary materially from those expressed or implied in any forward-looking statements. All of Dynegy’s forward-looking statements, whether written or oral, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany such forward-looking statements. In addition, Dynegy disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
• Non-GAAP Financial Measures: This presentation contains non-GAAP financial measures including EBITDA,
 Adjusted EBITDA, Adjusted Cash Flow from Operations, Adjusted Free Cash Flow, Net Debt and Adjusted
 Gross Margin. Reconciliations of these measures to the most directly comparable GAAP measures to the extent available without unreasonable effort are contained herein. To the extent required, statements disclosing the utility and purposes of these measures are set forth in Item 2.02 to our Current Report on
 Form 8-K filed with the SEC on November 5, 2009, which is available on our website free of charge,
 www.dynegy.com.
Forward-looking Statements

Dynegy at a Glance
Generation Capacity	~12,500 MW
2010 Adjusted EBITDA (2)	$ 425 - 550 MM
2010 Adjusted Cash Flow from Ops (2)	$ (15) - 110 MM
2010 Adjusted Free Cash Flow (2)	$ (360) - (235) MM
Market Cap (1)	$ 1.07 B
Share price (1)	$ 1.81
Shares outstanding	~595 MM
(1) As of December 31, 2009. (2) Forecasted estimates provided on November 5, 2009.
Dynegy provides wholesale power, capacity and ancillary services to utilities, cooperatives, municipalities and other energy companies in key U.S. regions

DYNEGY

While coal contributes about half of Adjusted EBITDA, natural gas becomes a larger contributor in a low gas price environment

 Midwest
5,575 MW
10 facilities
Regional Overview

Dynegy’s ~12,500 MW portfolio is focused in 3 regions
Primarily low-cost baseload coal and efficient CCGTs
well-positioned in generation dispatch order
Dynegy’s Midwest region represents
~40% of generation capacity, but
contributes ~65% of Adjusted EBITDA
 West
Diverse fuels and dispatch type
Primarily natural gas-fired facilities
Adjusted EBITDA by Region
Northeast
~15%
West
~20%
Midwest
~65%
Adjusted EBITDA by Fuel Type
Other
~5%
Gas
~45%
Coal
~50%
3,696 MW
5 facilities
3,282 MW
4 facilities
 Northeast

We Believe Long Term Industry
Fundamentals Remain Strong
▪ Power markets should tighten
▪ Natural gas prices should rise,
 increasing power prices
▪ Newer, more efficient units could push
 older generation into retirement
▪ Development trends point to emphasis
 on renewables - however, cost is high
 and grid infrastructure remains an issue
▪ Industry consolidation could provide
 synergies leading to shareholder value
▪ Power prices remain weak
▪ Natural gas prices remain volatile
▪ New power generation will come online
 at a slower rate due to barriers to entry
 such as:
 – Depressed capital markets
 – Uncertainty around Cap & Trade and other
 environmental regulation & legislation
 – Low power prices, making it difficult to
 justify returns
Near Term Expectations
Long Term Expectations
Power generation remains cyclical - the recent downward trend is expected to reverse over time as supply/demand tightens
•Near term, Dynegy will continue to focus on operating and commercializing well and on maintaining ample liquidity
•Longer term, Dynegy’s ability to harvest value will center around capitalizing on expected stronger power prices and demand

DYNEGY

110,000
100,000
90,000
80,000
70,000
60,000
50,000
2010 YTD
2009
5 Year Avg
J F M A M J J A S O N D

$70
$60
$50
$40
$30
$20
$10
$0
$14
$12
$10
$8
$6
$4
$2
$0
2009
Bal 10
2011
2012
2013

• 2009 U.S. electric demand was down ~4%, but
 remained within the 5 year average range
• 2010 may continue to be a challenging business
 environment with commodity prices
 remaining volatile as markets begin to recover
• Weather spikes, as seen in January 2010,
 represent opportunities to capture
 incremental value
• U.S. electricity demand is projected to increase
 over the next two years
• Despite ongoing volatility, commodity prices
 are beginning to trend upward
Dynegy Expects Commodity Prices
to Rise Long Term

Natural Gas & Power Prices
CIN Hub On-Peak ($/MWh)
Natural Gas ($/MMBtu)
Note: Generation as of 1/16/10 from EEI. Pricing as of 1/11/10, reflect actual day ahead on-peak settlement prices and quoted forward on-peak monthly prices.
Source: Brokered market indicators
U.S. Electric Generation (GWh)
We believe long term power industry
fundamentals remain strong

DYNEGY

Commercial Strategy

100%
75%
50%
25%
0%
>95%
~50%
~5%
2010
2011
2012
Contracted
Uncontracted

Contracted Percentage of Expected
Generation Volumes (% of MWh)
~85%
>95%

Near to intermediate term view:
• Dynegy is focused on increased
 predictability of earnings and cash
 flow while also protecting against
 downside risk
Long term view:
• Staying relatively uncontracted in
 outer years should provide
 opportunities to capture value in a
 fundamentally rising price
 environment as supply/demand
 tightens

Dynegy’s Commercial Strategy
Reflects Long Term Industry Fundamentals
 Maintaining long term market upside potential
 while protecting against downside risks
Note: As of 1/11/10 and reflects the impact of assets sold to LS Power.
~15%
Level as of 11/5/09

Beyond “Current +1/+2”, results will be more sensitive to commodity price movements as these years are less hedged
Commercial Strategy Works
to Capture Value around Assets

% Expected Generation Contracted:
+$70 MM
+$165 MM
Impact to Adjusted EBITDA of
+$1.00/MMBtu Natural Gas:
$(15) MM
$(70) MM
$(165) MM
Impact to Adjusted EBITDA of
-$1.00/MMBtu Natural Gas:
Note: Other events and variables can impact results materially. See Appendix for other sensitivities.
 Baseload and intermediate assets positioned
 to capture the most value as markets recover

DYNEGY

On balance sheet debt
Term LC Facility
1500
1250
1000
750
500
250
0
$63
$149
$166
$850 (1)
$153
$4
$790
$1,054
$9
$186
$1,112
$1,064
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020+

Dynegy’s Capital Structure
Complements Our Commercial Strategy

Debt Maturity Profile (As of 12/31/09, $MM)
Total balance sheet debt = ~$5.6 B
$1,003
(1) Synthetic Letter of Credit facility is supported by $850 million of restricted cash.
Dynegy has minimal near-term debt maturities and
sufficient liquidity to commercialize positions
In 2009, Dynegy successfully executed our Liability Management Plan
•Reducing debt by $830 million with no significant maturities until 2015
•Maintaining liquidity of ~$2.0 billion to support our commercial strategy

DYNEGY

Regardless of economic conditions, Dynegy can manage risk and liquidity

- ✔ Diverse portfolio of generation assets mitigates putting all "eggs in one basket"
  - – Dynegy operates in 3 key geographic regions, with a diverse mix of fuels and dispatch types
- ✔ Commercial hedging strategy

Dynegy proactively manages its capital structure to weather cyclical downturns

- ✔ Flexible capital structure
- ✔ No significant debt maturities until 2015
- ✔ Capital structure integrated with commercial strategy

Dynegy will continue to build investor confidence

- ✔ Operate assets well
- ✔ Maximize cash flows by maintaining a low-cost operating platform
- ✔ Execute commercial strategy to create near-term earnings predictability

What Makes a Long-Term Value Play?
Ability to manage risk
Prudent financial management
Investor confidence
By operating and commercializing well today, Dynegy believes it will be positioned to capture value as markets improve over the longer term

Appendix

DYNEGY

Operating Facility
Under Construction
Casco Bay
Independence
Roseton & Danskammer
Ontelaunee
Hennepin
Oglesby
Havana
Kendall
Vermilion
Wood River
Stallings
Baldwin
Plum Point
Oakland
Moss Landing
Morro Bay
Black Mountain
South Bay

12,553 MW
Dynegy’s Diversified Asset Portfolio
Note: Plum Point is currently under construction.
Dispatch Diversity
Peaking
36%
Intermediate
35%
Baseload
29%
Geographic Diversity
Midwest
44%
Northeast
26%
West
30%
Fuel Diversity
Combined Cycle
35%
Peaking
22%
Total Gas-fired
57%
Coal
29%
Fuel Oil
14%

2010 Commodity Pricing Assumptions

* Represents annual average based on 10/6/09 pricing.
	2010E*
Natural Gas - Henry Hub ($/MMBtu)	$ 6.15

On-Peak Power ($/MWh)		Facilities
NI Hub / ComEd	$42.95	Kendall
PJM West	$59.25	Ontelaunee
Cinergy	$44.32	Midwest Coal
NY - Zone C	$53.62	Independence
NY - Zone G	$71.24	Roseton, Danskammer
NE - Mass Hub	$66.11	Casco Bay
NP-15 - California	$60.65	Moss Landing, Morro Bay, Oakland
SP-15 - California	$58.90	South Bay

Coal ($/MMBtu)
Powder River Basin (PRB) delivered	$1.49	Baldwin
South American delivered to Northeast	$3.55	Danskammer

Fuel Oil #6 delivered to Northeast ($/MMBtu)	$10.97	Roseton
As presented November 5, 2009

Tax and Other Assumptions
Tax Assumptions
–Tax expense accrues at ~40%; expect to pay
state cash tax payments of ~$2 million
–Dynegy not expected to become a
significant cash tax payer until well into the
future
Other Assumptions
 – Commodity pricing assumes
 $6.15/MMBtu natural gas
 – ~$50 million annual amortization
 expense included in Northeast Adjusted
 EBITDA through 2014 related to ConEd
 contract; annual capacity payment
 received of ~$100 million
 – Shares outstanding ~595 MM
As presented November 5, 2009

2010 Guidance Estimates

Note: Guidance estimates are forward-looking in nature; actual results may vary materially from these estimates. (1) Based on 2010 forward natural gas prices of $6.15/MMBtu as of 10/6/09. (2) Interest payments could change based on outcome of ultimate Liability Management Program.
($MM)	11/5/2009 Guidance(1)
Adjusted Gross Margin	$ 1,055 - 1,180
Operating Expenses	(495)
G&A / Interest income / Other	(135)
Adjusted EBITDA	$ 425 - 550
Interest payments (2)	(380)
Working capital / Non-cash adjustments / Cash taxes / Other	(60)
Adjusted cash flow from operations	$ (15) - 110
Maintenance capital expenditures	(120)
Environmental capital expenditures	(200)
Capitalized Interest	(25)
Adjusted free cash flow	$ (360) - (235)
Table above is not intended as a GAAP reconciliation; reconciliation located in the Appendix.
2010 Guidance - GAAP Measures	($MM)
Net loss	$(250) - (175)
Net cash used and provided by operating activities	$(15) - 110
Net cash used by investing activities	$(345)
Net cash used by financing activities	$(65)
As presented November 5, 2009

DYNEGY

Nat. Gas 12-Mo Avg
$5.00 Gas
$6.00 Gas
$7.00 Gas

($/MMBtu)
Adjusted 2010 EBITDA Sensitivities

Note: Sensitivities reflect >95% of expected generation contracted on a consolidated basis. 11/5/09 guidance ranges based on 2010 forward natural gas prices of $6.15/MMBtu as of 10/6/09.
$550 MM
$425 MM
• Expected range of Adjusted EBITDA
 for 2010 continues to be sensitive to
 several factors
• The horizontal X-axis represents possible
 changes in natural gas prices
 – As percentage of expected generation
 contracted goes up, sensitivity decreases
• The vertical Y-axis represents the possible
 impacts of various other factors:
 – Volatility of commodity prices
 – Basis differentials
 – Capacity prices
 – Unplanned outages
• Often events and variables are
 interrelated and individual sensitivities
 are not always additive
$35.00
$42.00
$49.00
CIN Hub On-Peak
($/MWh)
$600
$550
$500
$450
$400
Anticipated Range for
2010 Adjusted EBITDA ($MM)
$6.15 Gas
As presented November 5, 2009

Natural Gas Sensitivity
Primarily Impacts Baseload Coal

• Sensitivities based on full-year estimates and assume natural gas price change occurs for the entire year and entire portfolio
 – On-peak power prices are adjusted by holding the spark spread constant to a
 7,000 Btu/KWh heat rate
 – Off-peak prices are adjusted holding the market implied heat rate constant
Note: Uncontracted portfolio for longer term assumed for illustrative purposes only.
Adjusted EBITDA Sensitivity ($MM)
Change in Cost of Natural Gas ($/MMBtu)	2010 >95% Contracted	Longer Term Uncontracted
+ $2.00	$ 30	$ 340
+ $1.00	$ 15	$ 165
- $1.00	$ (15)	$ (165)
As presented November 5, 2009

2010 with >95% Contracted
Market Implied Heat Rate Movement (Btu/KWh)	Generation Adjusted EBITDA Sensitivity ($MM)
	Coal/Fuel Oil	Natural Gas	TOTAL
+ 1,000	$-	$20	$20
+ 500	$-	$10	$10
- 500	$-	$(5)	$(5)
• Sensitivities based on “on-peak” power price changes and full-year estimates
• Assumes constant natural gas price of ~$6.15/MMBtu and heat rate changes are for a full year
• Increased run-time will result in increased maintenance costs, which are not included in sensitivities
Market Implied Heat Rate
Sensitivities Impact Entire Fleet
Note: Spark spread value changes depend on natural gas price assumptions. Uncontracted portfolio for longer term assumed for illustrative purposes only.
Longer-Term: Uncontracted
Market Implied Heat Rate Movement (Btu/KWh)	Generation Adjusted EBITDA Sensitivity ($MM)
	Coal/Fuel Oil	Natural Gas	TOTAL
+ 1,000	$15	$120	$135
+ 500	$5	$60	$65
- 500	$(5)	$(55)	$(60)
As presented November 5, 2009

• Midwest
 – 2010 Plan assumes average generation to CIN Hub basis of
 $(5.50)/MWh
 – 2010 Plan assumes Midwest volumes of ~25 MM MWh
 – +/- $1.00/MWh change in basis = +/- $25 million impact to Adjusted
 EBITDA on a full year basis
• Northeast
 – 2010 Plan assumes average Casco Bay generation to Mass Hub basis of
 $(4.50)/MWh on peak and $(2.75)/MWh off peak
 – 2010 Plan assumes Casco Bay volumes of ~2 MM MWh
 – +/- $1.00/MWh change in basis = +/- $2 million impact to Adjusted
 EBITDA on a full year basis

Basis Sensitivities

As presented November 5, 2009

• 2010 Guidance assumes:
 – As of 10/6/09, the weighted average unsold MISO capacity of 2,066 MW
 – Average capacity price of $0.58/KW-Mo (using 10/6/09 pricing)
 – Current value of unsold MISO capacity in 2010 Plan = ~$14 million
 – Change in price and volumes can alter capacity revenue
Midwest Capacity Price Sensitivities

As presented November 5, 2009

MISO Dispatch Order

DynegyMISO facilitiesby unit
Min. Load
Avg. Load
Peak Load
228 MW
271 MW
2,241 MW
903 MW
Source: Energy Velocity as of 4/13/09
10
20
30
40
50
60
70
80
90
100
110
120
130

Contracted
Uncontracted
100%
75%
50%
25%
0%
2010
2011
2012

Midwest - Well-Positioned
Baseload Coal & Efficient CCGTs
Generation Volumes	~25 MM MWh
($MM)
Adjusted Gross Margin (1)	$ 585 - 680
Operating Expenses (2)	(215)
Adjusted EBITDA(1)	$ 370 - 465

Operating Income	$ 30 - 125
Price:
• CIN Hub power price for MISO fleet
• Spark spreads for Kendall and Ontelaunee
• Coal generally has been setting the marginal price of
 power in MISO ~80-85% of the time in a low natural
 gas environment and reduced demand
• Natural gas sets the marginal price of power in PJM

Cost:
• Low cost PRB coal and rail contracts 100% contracted/
 priced for 2010
• 2010 Average Delivered PRB to Baldwin is
 $1.49/MMBtu
• Operating expense incorporates impact of investing in
 pollution control equipment

Watch:	• Track CIN Hub to IL Hub basis differentials • Capacity markets in MISO • Potential carbon and other new environmental regulation
>95%
~75%
~0%
Note: Additional regional data provided in the Appendix. (1) Adjusted Gross Margin and
Adjusted EBITDA are non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measure are included in the Appendix. (2) Operating
Expenses exclude depreciation and amortization.
Hedging Profile as of 1/11/10
Hydro
Nuclear
Coal
Renewables
Gas
Oil
$240
220
200
180
160
140
120
100
80
60
40
20
0
Cumulative Capacity GW
Regional Performance Drivers
Regional Estimates as of 11/5/09 2010E
$/MWh

Midwest Generation - Primarily Baseload Coal
Midwest Forecast ($MM)
2010
 Coal
$ 250 - 325
 Combined Cycle
105 - 120
 Peaking/Other (1)
 15 - 20
Adjusted EBITDA
$ 370 - 465
Operating Income
$ 30 - 125
Forecasted Fundamentals 2010
Volumes (MM MWh)
24.9
Fleet Heat
Rate (2)
(Nameplate
Btu/KWh)
Baseload
10,000 - 11,000
CC
7,000 - 8,000
Peaking
10,000 - 12,000
Delivered PRB Coal (Baldwin)
$1.49/MMBtu
Delivered Natural Gas
(TET M-3 + $0.05)
$6.96/MMBtu
Delivered Natural Gas
(CHI CG + $0.10)
$6.31/MMBtu
Power Prices
(Average on peak
 prices $/MWh)
CIN Hub
$44.32
PJM West
$59.25
NI Hub
$42.95
Avg. Spark Spread (PJM West vs TET M-3 @ 7HR)   $10.90
Avg. Spark Spread (NI Hub vs CHI CG @ 7HR)  ($.54)
Annual Average
Capacity Factors
Baseload
70% - 90%
CC
10% - 20%
Peaking
0% - 10%
Average
Capacity Price
(KW-Mo)
MISO
$0.58
PJM RTO/MAAC
$4.38/$5.52
Avg Gen to
CIN Hub Basis
($/MWh)
On-Peak
$(5.70)
Off-Peak
$(5.30)
Note: Pricing as of 10/6/09. (1) Other comprised of ancillary services, emission credit sales and amortization of intangibles and trading. (2) Nameplate Heat Rate is after adjustment for generating starts & stops, weather, fuel types, efficiencies and other operational components.
Other noteworthy items:
•Unlike PJM, the MISO capacity market is
not liquid in the outer years
As presented November 5, 2009

Revenue Contracts:
• Contracting activity primarily centers on the Midwest coal fleet
 – ~600 MW CIN Hub On-Peak at an average price of ~$45/MWh, ~2,000MW CIN Hub Off-Peak at an average price of $32/MWh;
 – ~600 MW IL Hub On-Peak at an average price of ~$42/MWh; ~600MW IL Hub Off-Peak at an average price of ~$28/MWh
• ~ 280 MW under tolling agreement to 2017 for ~$20 million in 2010
• Term capacity sales in place
 – PJM capacity auctions:
 – MISO capacity sales:
 ▪ ~900 MW bilateral capacity sales in place for 2010

Fuel Contracts:
• 100% of PRB coal supply is contracted and priced through 2010
• Ten year transportation agreement with Burlington Northern through 2013 at attractive rates
 – 2010 Average delivered coal cost at Baldwin is forecasted to be $1.49/MMBtu

Midwest - Key Contracts

Auction Year	DYN MW cleared	Auction Price (~$/MW-day)
2009/2010	~800	$ 102
	~515	$ 191
2010/2011	~1,300	$ 174
2011/2012	~1,300	$ 110
2012/2013	~820	$16
	~490	$133
As presented November 5, 2009

Significant Environmental Progress

On target to further reduce emissions in the Midwest
Major Assumptions
• Estimate of remaining spend is ~$470 million for a total
 investment of $960 million
• Approximately 25% of remaining costs are firm
• Labor and material prices are assumed to escalate at 4%
 annually
• All projects include installing baghouses and scrubbers
 with the exception of Hennepin and Vermilion, which
 have baghouses only
Labor
56%
Rental Equipment
& Other 8%
Cost Composition
Materials
36%
2008
2010
2009
2011
2012
2007
Vermilion
Hennepin
Baldwin 3
Baldwin 1
Baldwin 2
Havana
As presented November 5, 2009

DYNEGY

$180
DynegyCal-ISO facilitiesby unit
Min. Load
Avg. Load
Peak Load
3,179 MW
706 MW
Source: Energy Velocity as of 4/13/09
4 8 12 16 20 24 28 32 36 40 44 48 52 56 60 64

Contracted
Uncontracted
100%
75%
50%
25%
0%
2010
2011
2012

West - Primarily Natural Gas
Generation Volumes	~7 MM MWh
($MM)
Adjusted Gross Margin (1)	$ 245 - 255
Operating Expenses (2)	(115)
Adjusted EBITDA (1)	$ 130 - 140

Operating Income	$ 70 - 80
Regional Performance Drivers
>95%
>95%
>95%
>95%
~50%
~50%
Cal-ISO Dispatch Order
Hedging Profile as of 1/11/10
Price:	• ~70% of Adjusted Gross Margin is derived through tolling agreements in the near-term • Regional spark spreads • Natural gas sets the marginal price of power
Cost:	• Tolling counterparties take financial and delivery risk for fuel during tolled periods • Fuel is purchased as needed at index related prices
Watch:
• Operational performance since the majority of the
 plants operate under tolling contracts
• Weather can affect volumes of uncontracted CCGT
 fleet
• Spread variability mitigated by toll contracts
• Potential once-through cooling regulations

Note: Additional regional data provided in the Appendix. (1) Adjusted Gross Margin and
Adjusted EBITDA are non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measure are included in the Appendix. (2) Operating
Expenses exclude depreciation and amortization.
Cumulative Capacity GW
Hydro
Nuclear
Coal
Renewables
Gas
Oil
160
140
120
100
80
60
40
20
0
Regional Estimates as of 11/5/09 2010E
$/MWh

West Generation - Primarily Natural Gas
Forecasted Fundamentals 2010
Volumes (MM MWh)
6.8
Fleet Heat Rate (2)
(Nameplate, Btu/KWh)
Baseload
n/a
CC
7,000 - 7,200
Peaking
9,500 - 10,500
Delivered Natural Gas (PG&E + $0.30)
$6.67/MMBtu
Power Prices (Average on
 -peak prices $/MWh)
NP-15
$60.65
Avg. Spark Spread (NP15 vs PG&E @ 7HR)
$16.04
Annual
Average
Capacity Factors
Baseload
n/a
CC
30% - 60%
Peaking
0% - 20%
Avg. Capacity Price
(KW-Mo)
System RA $0.40 - $1.25
West Forecast ($MM) 2010
Combined Cycle	$ 110 - 115
Peaker/RMR/Other (1)	20 - 25
Adjusted EBITDA	$ 130 - 140
Operating Income	$ 70 - 80
NOTE: Pricing as of 10/6/09. (1) Other comprised of ancillary services, emission credit sales, equity earnings/losses and amortization of intangibles and trading. (2) Nameplate Heat Rate is after adjustment for generating starts & stops, weather, fuel types, efficiencies and other operational components.
Other noteworthy items:
•~70% toll/RMR contracts
As presented November 5, 2009

Revenue Contracts:
• Tolling, RMR, Heat Rate Call Options
 – Morro Bay:  650 MW  Toll thru Sep 2013
 – Moss Landing 1 & 2: 750 MW  Heat rate call option thru Sept 2010
 – Moss Landing 6 & 7:  1,500 MW  Year round toll through 2010; 2011 - 2013
 – Oakland:   RMR year-to-year
 – South Bay 1 & 2:  RMR year-to-year

Fuel Contracts:
• Gas is transported to Moss Landing via firm and interruptible transportation agreements with PG&E , pass-through costs on units 6 &
 7 to tolling counterparty
• Tolling counterparty assumes fuel delivery risk associated with gas requirements during tolled periods for tolled capacity

West - Key Contracts

As presented November 5, 2009, except Moss Landing 6 & 7 toll update

DYNEGY

$180
DynegyNY-ISO facilitiesby unit
Min. Load
Avg. Load
Source: Energy Velocity as of 4/13/09
2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32 34 36

Contracted
Uncontracted
100%
75%
50%
25%
0%
2010
2011
2012

Northeast - Diverse Fuel and Dispatch Type
Generation Volumes	~6 MM MWh
($MM)
Adjusted Gross Margin (1) (2)	$ 225 - 245
Operating Expenses (3)	(165)
Adjusted EBITDA (2)	$ 60 - 80

Operating Income	$ 20 - 40
Regional Performance Drivers
>95%
>95%
>95%
>95%
~10%
NY-ISO Dispatch Order
Hedging Profile as of 1/11/10
Note: Additional regional data provided in the Appendix. (1) Adjusted Gross Margin includes contract amortization from the Independence ConEd contract. See Appendix for more detail.
(2) Adjusted Gross Margin and Adjusted EBITDA are non-GAAP financial measures.
Reconciliations of these measures to the most directly comparable GAAP measure are included in the Appendix. (3) Operating Expenses include effects of Central Hudson lease expense and exclude depreciation and amortization.
Price:
• New York Zone G power price for Danskammer and
 New York Zone G spark spread for Roseton
• Spark spreads for New York Zone C for Independence
 and Mass Hub for Casco Bay
• Natural gas sets the marginal price of power

Cost:	• 2010 delivered South American coal 80% contracted/ priced at $3.55/MMBtu • Natural gas purchased as needed • RGGI allowance cost at market rates
Watch:	• Weather can affect volumes of uncontracted CCGT fleet and Roseton facility • Coal delivery • New environmental regulations/enforcement
Cumulative Capacity GW
Hydro
Nuclear
Coal
Renewables
Gas
Oil
160
140
120
100
80
60
40
20
0
1,185 MW
1,974 MW
123 MW
Peak Load
Regional Estimates as of 11/5/09 2010E
$/MWh

Northeast Generation -
Coal, Fuel Oil & Natural Gas

Other noteworthy items:
 • Operating expense includes $50 million of
 Central Hudson lease expense, and Operating
 Cash Flow includes cash lease payments of $95
 million in 2010
 • Independence under capacity agreement with
 ConEd expiring 11/2014
 – Adjusted EBITDA includes approximately $50 million
 net earnings, however Adjusted Cash Flow from
 Operations will include cash receipt of approximately
 $100 million in 2010
 • Carbon emissions include a cost assumption of
 ~$2.33/MT for CO2 allowances associated with
 RGGI
Forecasted Fundamentals 2010
Volumes (MM MWh)
6.2
Fleet Heat Rate (2)
(Nameplate, Btu/KWh)
Baseload
10,000 - 11,000
CC
7,000 - 8,000
Peaking
9,500 - 10,500
Delivered Fuel
Fuel Oil #6
$10.97/MMBtu
SA Coal
$3.55/MMBtu
Power Prices
(Average on peak
 prices $/MWh)
NY Zone G
$71.24
NY Zone C
$53.62
Mass Hub
$66.11
Delivered Natural Gas (Dawn + $0.25)
$6.72/MMBtu
Delivered Natural Gas (Tran Z6 - NY)
$7.29/MMBtu
Avg. Spark
Spread
Fuel Oil (NY-G vs #6 Oil @11HR)
($49.42)
Gas (NY Zone C vs Dawn @ 7HR)
$6.59
Gas (Mass Hub vs TRAN Z6-NY @ 7HR)
$15.11
Annual
Average
Capacity Factors
Baseload
75% - 85%
CC
20% - 50%
Peaking
0% - 10%
Average
Capacity Price
(KW-Mo)
NYISO
$2.42
New England
$4.33
Average Casco to
Mass Hub Basis
($/MWh)
On-Peak
$(4.50)
Off-Peak
$(2.75)
Northeast Forecast ($MM)
2010
 Coal
$ 25 - 30
 Combined Cycle
50 - 60
 Peaking/Other (1)
 (15) - (10)
Adjusted EBITDA
$ 60 - 80
Operating Income
$ 20 - 40
NOTE: Pricing as of 10/6/09. (1) Other comprised of ancillary services, emission credit sales and amortization of intangibles and trading. (2) Nameplate Heat Rate is after adjustment for generating starts &
stops, weather, fuel types, efficiencies and other operational components.
As presented November 5, 2009

Revenue Contracts:
• Independence has a 740 MW capacity contract with ConEd (‘A-’ Rated) through
 2014; receive ~$100 million, net in cash but offset by $50 million contract amortization in Adjusted Gross Margin
• Danskammer has ~100 MW on-peak and ~300 MW off-peak in power swaps at an average price of ~$80/MWh on-peak and ~$52/MWh off-peak
• NYISO has ~850 MW capacity sales in place for 2010
• Casco Bay receives Forward
 Capacity Market (FCM) payments from
 New New England ISO
 – 2010 Guidance includes ~445 MW of
 capacity sold
• Heat Rate Call Options - Casco Bay, 100 MW for ~$3/KW-Mo

Fuel Contracts:
• Coal (Danskammer):
 – One- to two-year contracts primarily sourced from South America
 – 80% of coal supply priced for 2010, including delivery
• Natural gas: Purchased on an as-needed basis
• Fuel Oil (Roseton): Due to on-site storage availability of 1 MMBbls, fuel oil is purchased on an opportunistic basis

Northeast - Key Contracts

ISO New England Capacity Auction
Auction Year	DYN MW cleared	Auction Price (~$/KW-mo)
2009/2010	~440	$ 3.75
2010/2011	~450	$ 4.50
2011/2012	~425	$ 3.60
As presented November 5, 2009

($MM)	2009	2010	2011	2012	2013
Maintenance - Coal facilities	$ 85	$ 85	$ 70	$ 70	$ 65
Maintenance - Gas facilities	100	25	55	20	70
Environmental	280	200	140	95	50
Corporate	10	10	10	10	10
Capitalized Interest	25	25	20	10	5
Discretionary	30	-	-	-	-
TOTAL Cap Ex	$ 530	$ 345	$ 295	$ 205	$ 200
Anticipated Capital Expenditures (2009 - 2013)

• “Environmental” primarily consists of Consent Decree and mercury reduction expenditures
• Coal facility maintenance is relatively stable over time
• Maintenance for “Gas facilities” is largely a function of run-time and also includes expenditures for Roseton
As presented November 5, 2009

DYNEGY

$100
$80
$60
$40
$20
J F M A M J J A S O N D

$100
$80
$60
$40
$20
J F M A M J J A S O N D

NP-15 ($/MWh)

$100
$80
$60
$40
$20
J F M A M J J A S O N D

Natural Gas ($/MMBtu)

$12
$9
$6
$3
$0
J F M A M J J A S O N D

2010 Commodity Pricing

Cin Hub/Cinergy ($/MWh)
New York Zone G ($/MWh)
2010 Forward : $44.32
2009A/F(Oct): $34.43
(1) Pricing as of 10/6/09, which was the basis for estimates as presented 11/5/09. Prices reflect quoted forward on-peak monthly prices for 1/1/2010 - 12/31/10.
2009A/F(Oct)
2010 Forward as of 10/6/09(1)
2010 Forward : $60.65
2009A/F(Oct): $39.44
2010 Forward : $71.24
2009A/F(Oct): $50.46
2010 Forward : $6.15
2009A/F(Oct): $3.97
As presented November 5, 2009

DYNEGY

$30
$25
$20
$15
$10
$5
$0
J F M A M J J A S O N D

$30
$25
$20
$15
$10
$5
$0
J F M A M J J A S O N D

NI Hub ($/MWh)

$30
$20
$10
$0
($10)
($20)
J F M A M J J A S O N D

NP-15 ($/MWh)

$30
$25
$20
$15
$10
$5
$0
J F M A M J J A S O N D

2010 Spark Spreads

PJM West ($/MWh)
Mass Hub ($/MWh)
2010 Forward : $10.90
2009A/F(Oct): $11.94
2009A/F(Oct)
2010 Forward as of 10/6/09(1)
2010 Forward : $(0.54)
2009A/F(Oct): $6.46
2010 Forward : $15.11
2009A/F(Oct): $11.43
2010 Forward : $13.94
2009A/F(Oct): $8.44
(1) Pricing as of 10/6/09, which was the basis for estimates as presented 11/5/09. Prices reflect quoted forward on-peak monthly prices for 1/1/10 - 12/31/10.
As presented November 5, 2009

DYNEGY

(% Expected Generation Contracted)
80
70
60
50
40
30
20
10
0
Dec-08
Feb-09
May-09
Aug-09
Nov-09
80
70
60
50
40
30
20
10
0

Understanding DYN’s 2011 Hedge Profile

Approximating Hedge Value
• As the contracted percentage of
 expected generation is provided at
 various periods, an average price can
 be applied to the incremental
 percentage contracted
• For example:
 ─ Between May and August in the
 Midwest, Dynegy contracted an
 additional ~10% of expected generation
 ─ The average CIN Around-the-Clock (ATC)
 price for that time period was
 ~$39/MWh
 ─ If Dynegy’s annual expected generation
 in the Midwest is ~25MM MWh, you can
 estimate ~2.5MM MWh was contracted
 at $39/MWh
• In addition to contracting expected
 generation, Dynegy uses options to
 mitigate some of the risk of potentially
 low commodity prices
CIN ATC Power Price (Cal 2011)
~5%
~5%
~5%
~15%
Midwest Region Example
($/MWh)
~50%
As presented November 5, 2009

Collar Option Example

Call Option:
Dynegy sells a 100 MW on-peak call option for the 2011
calendar year at a $65 strike price at a premium of $0.85/MWh
•Dynegy receives and realizes a premium payment in current period from buyer for the call option (See Calculation 1)
•Option gives buyer right to buy 100 MW on-peak from Dynegy for
2011 calendar year at $65 if buyer strikes the option on the option expiration date
•Buyer will strike option if 2011 calendar prices exceed $65 in order to sell the 100 MW at a higher price
•Commitment sets a potential price on the sale of the 100 MW for
Dynegy at $65 which is realized during option period if buyer strikes option
•If prices are below $65 on the option expiration date, option expires
Put Option:
Dynegy buys a 100 MW on-peak put option for the 2011
calendar year at a $35 strike price at a premium of $0.45/MWh
•Dynegy pays and realizes a premium expense in current period to seller for the put option (See Calculation 2)
•Option gives Dynegy right to sell 100 MW to seller for 2011 calendar year at $35 if Dynegy strikes the option on the option expiration date
•Dynegy will strike option if 2011 calendar prices go below $35 in order to sell the 100 MW at a higher price
•Commitment sets a potential price on the sale of the 100 MW for
Dynegy at $35 which is realized during option period if Dynegy strikes option
•If prices are above $35 on the option expiration date, option expires
Combining Put & Call Options creates a
“Collar” Option
•Collars provide earnings certainty and reduce exposure to power price volatility
 - If market price clears at $70, buyer will strike call option. Maximum revenue on 100 MW will be $27MM versus $29MM had power been sold at market price (See Calculations 3 & 4)
 - If market price clears at $30, Dynegy will strike put option. Maximum gross margin on 100 MW will be $14MM versus $12MM had power been sold at market price (See Calculations 5 & 6)
•Option impact on Revenue:
 - Premium revenue and expenses are realized in period options were sold/purchased
 - Exercised option value realized during the option period
Calculations
Premium Calculations:
1) 4,080 on-peak hours/year x $0.85/MWh x 100 MW = $346,800
2) 4,080 on-peak hours/year x $0.45/MWh x 100 MW = $183,600
Sales Calculations:
3) 4,080 on-peak hours/year x $65/MWh x 100 MW = ~$27 MM
4) 4,080 on-peak hours/year x $70/MWh x 100 MW = ~$29 MM
5) 4,080 on-peak hours/year x $35/MWh x 100 MW = ~$14 MM
6) 4,080 on-peak hours/year x $30/MWh x 100 MW = ~$12 MM
As presented November 5, 2009

Capital Structure

(1) Represents drawn amounts under the revolver; actual amount of revolver was $1.08 Billion as of 9/30/09 .
(2) Represents PV (10%) of future lease payments. Central Hudson lease payments are unsecured obligations of
 Dynegy Inc., but are a secured obligation of an unrelated third party (“lessor”) under the lease. DHI has guaranteed the lease payments on a senior unsecured basis.
TOTALS ($ Million)	12/31/09
Secured	$918
Secured Non-Recourse	$1,032
Unsecured	$4,276
Debt & Other Obligations as of 12/31/09
Dynegy Power Corp.
 Central Hudson(2)   $626
Dynegy Holdings Inc.
$1,080 Million Revolver(1)  $0
Term L/C Facility $850
Tranche B Term $68
Sr. Unsec. Notes/Debentures  $3,450
Sub.Cap.Inc.Sec (“SKIS”) $200
Dynegy Inc.
 Senior Debentures $287
PP 1st Lien $645
Tax Exempt   100
Gross Debt $745
Less: Restricted Cash   (19)
Total, Net Debt $726
Sithe Energies
Plum Point Energy Assoc.

200
175
150
125
100
75
50
25
0
Imputed Interest
Imputed Debt Equivalent
$16
$100
$60
$35
$56
$56
$48
$131
$37
$105
$28
$115
$16
$127
$48
$57
2009
2010
2011
2012
2013
2014
2015
2016 - 2035

Central Hudson Lease - Northeast Segment

Accrual Lease Expense
Central Hudson treated as Debt
 (would require the following adjustments to GAAP financials):
•Income Statement - Add back $50 million lease expense to Adjusted EBITDA; add $16 million imputed interest expense to Interest Expense; add $23 million estimated depreciation &
 amortization expense; adjust tax expense for net difference
 • Depreciation & Amortization calculated using purchase price of $920 million divided by 40 years
•Cash Flow Statement - Add back $100 million of imputed principal to Operating Cash Flows
 • $116 million cash payment split between $16 million imputed interest payment (Operating Cash
 Flows) and $100 million imputed principal payment (Financing Cash Flows)
•Balance Sheet - Include $725 million total PV (10%) of future lease payments
Central Hudson treated as Lease
 (as currently shown in GAAP financials):
• Income Statement - $50 million lease expense included in
 Adjusted EBITDA; no interest expense or depreciation &
 amortization expense
• Cash Flow Statement - $116 million cash payment included in
 Operating Cash Flows
• Balance Sheet - lease obligation not included in debt balance
Central Hudson Cash Payments (remaining as of 9/30/09, $MM)
$95
$112
$179
$142
$143
$105
Imputed Debt Equivalent at PV (10%) of
future lease payments = $725MM(1)
(1) PV of payments calculated as of 9/30/09
• Chart represents total cash lease payments, which are included in Operating Cash Flows
• Lease expense is approximately $50 million per year and included in Operating Expense
$143
$116
As presented November 5, 2009

DYNEGY

		Financial Reporting Period										
		Q3 2009	*Q4 2009*	*Q1 2010*	*Q2 2010*	*Q3 2010*	*Q4 2010*	*Q1 2011*	*Q2 2011*	*Q3 2011*	*Q4 2011*	*Thereafter*
Financial Covenants												
Interest Coverage	As Amended	1.750x	1.750x	1.700x	1.600x	1.300x	1.300x	1.350x	1.400x	1.600x	1.600x	1.750x
Secured Debt / EBITDA	As Amended	3.000x	3.000x	3.250x	3.250x	3.500x	3.500x	3.500x	3.500x	3.250x	3.00x	2.500x
Incurrence Test												
Leverage Ratio	As Amended	6.000x	6.000x	6.5000x	6.5000x	6.5000x	6.5000x	6.5000x	6.5000x	6.250x	6.000x	5.000x

Financial Covenant Ratios

Covenant ratios are requirements of the DHI Credit Agreement covenants and are calculated based on trailing four quarters
As presented November 5, 2009

Dynegy Generation Facilities (as of 12/31/09)
Region/Facility(1)	Location	Net Capacity(2)	Primary Fuel	Dispatch Type	NERC Region
MIDWEST
Baldwin	Baldwin, IL	1,800	Coal	Baseload	MISO
Havana	Havana, IL
Units 1-5		228	Oil	Peaking	MISO
Unit 6		441	Coal	Baseload	MISO
Hennepin	Hennepin, IL	293	Coal	Baseload	MISO
Oglesby	Oglesby, IL	63	Gas	Peaking	MISO
Stallings	Stallings, IL	89	Gas	Peaking	MISO
Vermilion	Oakwood, IL
Units 1-2		164	Coal/Gas	Baseload	MISO
Unit 3		12	Oil	Peaking	MISO
Wood River	Alton, IL
Units 1-3		119	Gas	Peaking	MISO
Units 4-5		446	Coal	Baseload	MISO
Kendall	Minooka, IL	1,200	Gas - CCGT	Intermediate	PJM
Ontelaunee	Ontelaunee Township, PA	580	Gas - CCGT	Intermediate	PJM
Plum Point (3)	Osceola, AR	140	Coal	Baseload	SERC
Midwest TOTAL		5,575
NORTHEAST
Independence	Scriba, NY	1,064	Gas - CCGT	Intermediate	NYISO
Roseton (4)	Newburgh, NY	1,185	Gas/Oil	Intermediate	NYISO
Casco Bay	Veazie, ME	540	Gas - CCGT	Intermediate	ISO-NE
Danskammer	Newburgh, NY
Units 1-2		123	Gas/Oil	Peaking	NYISO
Units 3-4 (4)		370	Coal/Gas	Baseload	NYISO
Northeast TOTAL		3,282
WEST
Moss Landing	Monterey County, CA
Units 1-2		1,020	Gas - CCGT	Intermediate	CAISO
Units 6-7		1,509	Gas	Peaking	CAISO
Morro Bay (5)	Morro Bay, CA	650	Gas	Peaking	CAISO
South Bay (6)	Chula Vista, CA	309	Gas	Peaking	CAISO
Oakland	Oakland, CA	165	Oil	Peaking	CAISO
Black Mountain (7)	Las Vegas, NV	43	Gas	Baseload	WECC
West TOTAL		3,696
TOTAL GENERATION		12,553
NOTES:
1)Dynegy owns 100% of each unit
listed except as otherwise indicated.
For each unit in which Dynegy owns
less than a 100% interest, the Total
Net Capacity set forth in this table
includes only Dynegy’s proportionate
share of such unit’s gross generating
capacity.
2)Unit capabilities are based on winter
capacity.
3)Under construction. Represents net
ownership of 21%.
4)Dynegy entered into a $920 MM sale
-leaseback transaction for the Roseton
facility and units 3 and 4 of the
Danskammer facility in 2001. Cash
lease payments extend until 2029 and
include $108 MM in 2007, $144 MM in
2008, $141 MM in 2009, $95 MM in
2010 and $112 MM in 2011. GAAP
lease payments are $50.5 MM through
2030 and decrease until last GAAP
lease payment in 2035.
5)Represents operating capacity of
Units 3 & 4. Units 1 & 2, with a
combined net generating capacity of
352 MW, are currently in layup status
and out of operation.
6)Represents operating capacity of
Units 1 & 2. Units 3 & 4, with a
combined net generating capacity of
397 MW, did not receive RMR status
from CAISO for 2010 and are currently
out of operation and in the process of
being decommissioned.
7)Dynegy owns a 50% interest in this
facility and the remaining 50% interest
is held by Chevron.

Appendix - Reg G Reconciliations

Debt Measures: We believe that our debt measures are useful because we consider these measures as a way to re-evaluate our progress toward our strategic corporate objective of reducing our overall indebtedness. In addition, many analysts and investors use these measures for valuation analysis purposes. The most directly comparable GAAP financial measure to the below measures is GAAP debt.
 – “Net Debt” - We define “Net Debt” as total GAAP debt less cash and cash equivalents and restricted cash.
 Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period, and cash associated with the Sandy Creek letter of credit, the Sithe debt reserve and Plum Point debt, at the end of each period where applicable.
 – “Net Debt and Other Obligations” - We define “Net Debt and Other Obligations” as total GAAP debt plus certain operating lease commitments less cash and cash equivalents and restricted cash. Restricted cash in this case consists only of collateral posted for the credit facility at the end of each period, and cash associated with the Sandy Creek letter of credit and Plum Point debt, at the end of each period where applicable.
 – “Net Debt and Other Obligations Associated with Operating Assets” - We believe that this measure is useful for of the purpose of evaluating our operating assets. We define “Net Debt and Other Obligations
 Associated with Operating Assets” as “Net Debt and Other Obligations” less GAAP debt associated with assets under construction.
Debt Definitions

Reg G Reconciliation - YTD 2009 Adjusted EBITDA

DYNEGY INC.
REPORTED SEGMENTED RESULTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2009
(UNAUDITED) (IN MILLIONS)

	Power Generation GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Net loss attributable to Dynegy Inc.					$ (892)
Plus / (Less):					
Income tax benefit (7)					(238)
Interest expense					311
Depreciation and amortization expense					273
EBITDA (1)	$ 302	$ (344)	$ (385)	$ (119)	$ (546)
Plus / (Less):					
Asset impairments (2)	170	235	388	-	793
Goodwill impairment (3)	76	260	97	-	433
Gain on sale of Heard County (4)	-	(10)	-	-	(10)
Sandy Creek mark-to-market gains (5)	-	(20)	-	-	(20)
Mark-to-market losses, net	4	50	8	-	62
Adjusted EBITDA (1)	$ 552	$ 171	$ 108	$ (119)	$ 712

(1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 5, 2009, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of EBITDA to Operating income (loss) is presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating income (loss) as the most directly comparable GAAP measure.

	Power Generation GEN - MW	GEN - WE	GEN - NE	OTHER	Total
Operating income (loss)	$ 143	$ (209)	$ (424)	$ (134)	$ (624)
Earnings from unconsolidated investments	-	12	-	1	13
Other items, net	2	3	-	5	10
Net loss attributable to the noncontrolling interests	14	-	-	-	14
Depreciation and amortization expense	165	45	39	9	258
EBITDA from continuing operations	324	(149)	(385)	(119)	(329)
EBITDA from discontinued operations (6)	(22)	(195)	-	-	(217)
EBITDA	$ 302	$ (344)	$ (385)	$ (119)	$ (546)

(2) During the second quarter 2009, we recognized pre-tax charges of approximately $202 million ($123 million after-tax) related to asset impairments. These impairments were recorded due to management's conclusion that it was more likely than not that these assets would be sold prior to the end of their previously estimated useful lives. On August 9, 2009, we entered into a purchase and sale agreement with LS Power. At that time, the assets included in the agreement met the criteria of held for sale. As a result, we recognized pre-tax charges of approximately $382 million ($234 million after-tax) related to asset impairments. Below is the breakdown of these asset impairment charges by region:

	Pre-tax	After-tax
GEN-MW		
Renaissance (a)	$ 65	$ 40
Riverside/Foothills (a)	18	11
Rocky Road (a)	22	14
Tilton (a)	42	26
Bluegrass (b)	23	14
Total	$ 170	$ 105
GEN-WE		
Arlington Valley (b)	$ 112	$ 68
Griffith (b)	123	75
Total	$ 235	$ 143
GEN-NE		
Bridgeport (a)	$ 179	$ 109
Total	$ 179	$ 109

(a) These charges are included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and will be further described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.

(b) These charges are included in Income (loss) from discontinued operations, net on our Reported Unaudited Condensed Consolidated Statements of Operations and will be further described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.

In addition, GEN-NE also included a $209 million ($129 million after-tax) impairment charge related to our Roseton and Danskammer power generation facilities as a result of continued weakening in forward capacity and forward power prices in certain of the markets in which we operate. This charge is included in Impairments and other charges on our Reported Unaudited Condensed Consolidated Statements of Operations and will be further described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.

(3) We recognized pre-tax charges of approximately $433 million ($433 million after-tax) related to the impairment of our goodwill. These charges are included in Goodwill impairments on our Reported Unaudited Condensed Consolidated Statement of Operations and will be further described in our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2009.

(4) We recognized a pre-tax gain of approximately $10 million ($6 million after-tax) on the sale of our Heard County power generation facility. This gain is included in Income (loss) from discontinued operations, net of tax on our Reported Unaudited Condensed Consolidated Statements of Operations.

(5) We recognized pre-tax income of approximately $20 million ($12 million after-tax) related to the change in fair value of the Sandy Creek Project interest rate swaps. This income is included in Earnings (losses) from unconsolidated investments on our Reported Unaudited Condensed Consolidated Statements of Operations.

(6) A reconciliation of EBITDA from discontinued operations to Loss from discontinued operations, net of tax, is presented below.

EBITDA from discontinued operations	$ (217)
Depreciation and amortization expense from discontinued operations	(15)
Income tax benefit from discontinued operations	91
Loss from discontinued operations, net of tax	$ (141)

(7) Includes additional expenses primarily due to $151 million nondeductible goodwill, $21 million due to a change in state income tax law and $10 million due to revised assumptions around the ability to utilize certain state deferred tax assets.

DYNEGY INC.

SUMMARY CASH FLOW INFORMATION (1)

(UNAUDITED) (IN MILLIONS)

	Nine Months Ended September 30, 2009		
	GEN	OTHER	Total
Adjusted EBITDA (2)	$ 831	$ (119)	$ 712
Interest payments	-	(231)	(231)
Cash taxes	-	(3)	(3)
Collateral (3)	(95)	-	(95)
Working capital / non-cash adjustments / other changes	(46)	(1)	(47)
Adjusted Cash Flow from Operations (4)	690	(354)	336
Maintenance capital expenditures	(103)	(5)	(108)
Environmental capital expenditures	(241)	-	(241)
Adjusted Free Cash Flow (4)	$ 346	$ (359)	$ (13)
Net cash used in Investing Activities			$ (341)
Net cash provided by Financing Activities			$ 47

(1) This presentation is intended to demonstrate the relationship between the performance measure of Adjusted EBITDA and the liquidity measure of Adjusted Free Cash Flow. We believe it is useful to our analysts and investors to understand this relationship because it demonstrates how the cash generated by our operations is used to satisfy various liquidity requirements. This presentation is not intended to be a reconciliation of non-GAAP measures pursuant to Regulation G. Such reconciliations of these non-GAAP financial measures to GAAP measures can be found below.

(2) Adjusted EBITDA is a non-GAAP financial measure. Please refer to Item 2.02 of our Form 8-K filed on November 5, 2009 for definitions, utility and uses of such non-GAAP financial measures. Please see Reported Segmented Results of Operations for the nine months ended September 30, 2009 and September 30, 2008 for a reconciliation of Adjusted EBITDA to Net income (loss) attributable to Dynegy Inc.

(3) Collateral, including initial margin, includes the effect of cash inflows and outflows arising from the daily settlements of our exchange-traded or brokered commodity futures positions held with our futures clearing manager.

(4) Adjusted Cash Flow from Operations and Adjusted Free Cash Flow are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 5, 2009 for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of Adjusted Cash Flow from Operations and Adjusted Free Cash Flow to Cash Flow from Operations is presented below.

	Nine Months Ended September 30, 2009		
	GEN	OTHER	Total
Cash Flow from Operations	$ 683	$ (379)	$ 304
Legal and regulatory payments	7	6	13
Payment for JV Dissolution	-	19	19
Adjusted Cash Flow from Operations	690	(354)	336
Maintenance capital expenditures	(103)	(5)	(108)
Environmental capital expenditures	(241)	-	(241)
Adjusted Free Cash Flow	$ 346	$ (359)	$ (13)

43

Reg G Reconciliation - YTD Cash Flow 2009

DYNEGY INC.
2010 EARNINGS ESTIMATES (1)
(IN MILLIONS)

	Power Generation											
	GEN - MW		GEN - WE		GEN - NE		Total GEN		OTHER		Total	
Adjusted Gross Margin (2)	$ 585	$ 680	$ 245	$ 255	$ 225	$ 245	$ 1,055	$ 1,180	$ -	$ -	$ 1,055	$ 1,180
Operating Expenses	(215)	(215)	(115)	(115)	(165)	(165)	(495)	(495)	-	-	(495)	(495)
General and Administrative Expense	-	-	-	-	-	-	-	-	(150)	(150)	(150)	(150)
Other Items, Net	-	-	-	-	-	-	-	-	15	15	15	15
Adjusted EBITDA (2)	$ 370	$ 465	$ 130	$ 140	$ 60	$ 80	$ 560	$ 685	$ (135)	$ (135)	$ 425	$ 550

2010 CASH FLOW ESTIMATES (1) (3)
(IN MILLIONS)

	GEN		OTHER		Total	
Adjusted EBITDA (2)	$ 560	$ 685	$ (135)	$ (135)	$ 425	$ 550
Cash Interest Payments	-	-	(380)	(380)	(380)	(380)
Cash Tax Payments	-	-	(5)	(5)	(5)	(5)
Working Capital / Other Changes	(60)	(60)	5	5	(55)	(55)
Adjusted Cash Flow from Operations (4)	500	625	(515)	(515)	(15)	110
Maintenance Capital Expenditures	(110)	(110)	(10)	(10)	(120)	(120)
Environmental Capital Expenditures	(200)	(200)	-	-	(200)	(200)
Capitalized Interest	(25)	(25)	-	-	(25)	(25)
Adjusted Free Cash Flow (4)	$ 165	$ 290	$ (525)	$ (525)	$ (360)	$ (235)
Net Cash Used in Investing Activities					$ (345)	$ (345)
Net Cash Used in Financing Activities					$ (65)	$ (65)

(1) 2010 estimates are based on quoted forward commodity price curves using a $6.15/MMBtu gas price as of October 6, 2009. Actual results may vary materially from these estimates based on changes in commodity prices, among other things, including operational activities, legal settlements, financing or investing activities and other uncertain or unplanned items. Reduced 2010 and forward adjusted EBITDA or free cash flow could result from potential divestitures of (a) non-core assets where the earnings potential is limited, or (b) assets where the value that can be captured through a divestiture is believed to outweigh the benefits of continuing to own or operate such assets. Divestitures could also result in impairment charges.

(2) EBITDA, Adjusted EBITDA and Adjusted Gross Margin are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 5, 2009, for definitions, utility and uses of such non-GAAP financial measures. Reconciliations of consolidated EBITDA and Adjusted EBITDA to Net Loss attributable to Dynegy Inc. and Adjusted Gross Margin to Operating Income (loss) are presented below. Management does not allocate interest expenses and income taxes on a segment level and therefore uses Operating Income (loss) as the most directly comparable GAAP measure. Accordingly, a reconciliation of EBITDA and Adjusted EBITDA to Operating Income (loss) on a segment level is also presented below.

Reg G Reconciliation - 2010 Guidance

Power Generation											
	GEN - MW		GEN - WE		GEN - NE		Total GEN		OTHER		Total	
Operating Income (Loss)	$ 30	$ 125	$ 70	$ 80	$ 20	$ 40	$ 120	$ 245	$ (165)	$ (165)	$ (45)	$ 80
Other Items, Net	-	-	-	-	-	-	-	-	15	15	15	15
Add: Depreciation and Amortization Expense	245	245	65	65	35	35	345	345	15	15	360	360
EBITDA from continuing operations	275	370	135	145	55	75	465	590	(135)	(135)	330	455
EBITDA from discontinued operations	-	-	-	-	-	-	-	-	-	-	-	-
EBITDA	$ 275	$ 370	$ 135	$ 145	$ 55	$ 75	$ 465	$ 590	$ (135)	$ (135)	$ 330	$ 455
Plus / (Less):												
Mark-to-Market Losses	95	95	(5)	(5)	5	5	95	95	-	-	95	95
Adjusted EBITDA	$ 370	$ 465	$ 130	$ 140	$ 60	$ 80	$ 560	$ 685	$ (135)	$ (135)	$ 425	$ 550

	Power Generation											
	GEN - MW		GEN - WE		GEN - NE		Total GEN		OTHER		Total	
Adjusted Gross Margin	$ 585	$ 680	$ 245	$ 255	$ 225	$ 245	$ 1,055	$ 1,180	$ -	$ -	$ 1,055	$ 1,180
Mark-to-Market Losses	(95)	(95)	5	5	(5)	(5)	(95)	(95)	-	-	(95)	(95)
Operating Expenses	(215)	(215)	(115)	(115)	(165)	(165)	(495)	(495)	-	-	(495)	(495)
Depreciation and Amortization Expense	(245)	(245)	(65)	(65)	(35)	(35)	(345)	(345)	(15)	(15)	(360)	(360)
General and Administrative Expenses	-	-	-	-	-	-	-	-	(150)	(150)	(150)	(150)
Operating Income (Loss)	$ 30	$ 125	$ 70	$ 80	$ 20	$ 40	$ 120	$ 245	$ (165)	$ (165)	$ (45)	$ 80

	Total	
Net loss attributable to Dynegy Inc.	$ (250)	$ (175)
Add Back:		
Income Tax Benefit	(155)	(105)
Interest Expense	375	375
Depreciation and Amortization Expense	360	360
EBITDA	$ 330	$ 455
Plus / (Less):		
Mark-to-Market Losses	95	95
Adjusted EBITDA	$ 425	$ 550

(3) This presentation is not intended to be a reconciliation of non-GAAP measures pursuant to Regulation G.

(4) Adjusted Cash Flow from Operations and Adjusted Free Cash Flow are non-GAAP financial measures. Please refer to Item 2.02 of our Form 8-K filed on November 5, 2009, for definitions, utility and uses of such non-GAAP financial measures. A reconciliation of Adjusted Cash Flow from Operations and Adjusted Free Cash Flow to Cash Flow from Operations is presented below.

	GEN		OTHER		Total	
Cash Flow and Adjusted Cash Flow From Operations	$ 500	$ 625	$ (515)	$ (515)	$ (15)	$ 110
Maintenance Capital Expenditures	(110)	(110)	(10)	(10)	(120)	(120)
Environmental Capital Expenditures	(200)	(200)	-	-	(200)	(200)
Capitalized Interest	(25)	(25)	-	-	(25)	(25)
Adjusted Free Cash Flow	$ 165	$ 290	$ (525)	$ (525)	$ (360)	$ (235)

Reg G Reconciliation - 2010 Guidance, continued